UBS PACESM Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

UBS PACE Global Fixed Income Investments

UBS PACE Alternative Strategies Investments

Supplement to the prospectuses relating to Class A, Class B, Class C, and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") and the Statement of Additional Information ("SAI"), each dated November 30, 2006

August 23, 2007

Dear Investor,

The purpose of this supplement is to update information regarding the above named funds. Each of the following changes is discussed in more detail below: (I) UBS PACE Intermediate Fixed Income Investments—certain changes were made to the description of the portfolio management team for the fund's investment advisor; (II) UBS PACE Global Fixed Income Investments—one of the fund's investment advisors was removed and certain changes were made to the fund's investment policies and non-fundamental investment restrictions to facilitate increased investment in emerging market and high yield debt and other securities; and (III) UBS PACE Alternative Strategies Investments—certain changes were made to the portfolio management team for one of the fund's investment advisors.

I.  UBS PACE Intermediate Fixed Income Investments

Certain changes have been made with respect to the description of the portfolio management team at BlackRock Financial Management, Inc. ("BlackRock"), the investment advisor to the fund.

As a result of these changes, the fund's prospectuses and SAI dated November 30, 2006 are hereby revised as follows:

The second full paragraph on page 117 of the Multi-Class Prospectus and the fourth full paragraph on page 115 of the Class P Prospectus are revised by replacing the third, fourth, and fifth sentences in their entirety with the following:

Messrs. Anderson and Amero lead BlackRock's Fixed Income Team, which consists of over 100 portfolio managers. The Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the fund utilizing BlackRock's risk management analytics to regularly evaluate the composition of the fund.

ZS316

The fourth and fifth full paragraphs on page 117 of the Multi-Class Prospectus and the sixth and seventh full paragraphs on page 115 of the Class P Prospectus are replaced in their entirety with the following:

Keith Anderson, Vice Chairman, is BlackRock's Global Chief Investment Officer for Fixed Income and a member of the Executive and Management Committees. Mr. Anderson is Chairman of the Investment Strategy Group and is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide.

Scott Amero, Managing Director, is co-head of BlackRock's Fixed Income Portfolio Management Group, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios.

II.  UBS PACE Global Fixed Income Investments

Effective August 23, 2007, Fischer Francis Trees & Watts and its affiliates (collectively, "FFTW") no longer serves as an investment advisor to the fund. As of that date, Rogge Global Partners plc ("Rogge Global Partners") serves as the sole investment advisor to the fund.

In connection with its management of the fund, Rogge Global Partners may increase the fund's investments in certain derivative instruments, such as credit default swaps and inflation-linked swaps.

The Board of Trustees of UBS PACE Select Advisors Trust has also approved a change to the non-fundamental investment policies of the fund, in order to increase the fund's ability to invest in high yield and emerging markets debt (and emerging markets currencies). This change will become effective as of October 1, 2007. UBS Global AM believes that this policy change will enhance the fund's ability to seek increased returns but does involve some additional risk.

As a result of these changes, the fund's prospectuses and SAI dated November 30, 2006 are hereby revised as follows:

All references to "Fischer Francis Trees & Watts, Inc." or "FFTW" in the Multi-Class Prospectus, Class P Prospectus and SAI as a current investment advisor for this fund are hereby deleted in their entirety.

The following will be added as the last sentence of the carryover paragraphs at the top of page 32 of the Multi-Class Prospectus and page 34 of the Class P Prospectus:

Rogge Global Partners may invest in derivative instruments, including credit default swaps and inflation-linked swaps, in managing the fund's assets.

The first sentence of the third full paragraph on page 61 of the SAI is replaced in its entirety with the following:

A fund may enter into swap transactions, which include swaps, caps, floors and collars relating to interest rates, inflation rates, currencies, securities or other instruments.

The seventh sentence of the carryover paragraph at the top of page 62 of the SAI is replaced in its entirety with the following:

As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event.

The section captioned "The funds and their investment policies" sub-headed "UBS PACE Global Fixed Income Investments" on page 8 of the SAI is revised by replacing the first sentence of the second full paragraph with the following:

UBS PACE Global Fixed Income Investments may invest up to 20% of its total assets (in the aggregate) in high yield bonds and emerging markets bonds (including emerging markets currencies). High yield bonds include fixed income securities that are (i) rated below investment grade by Moody's (lower than a Baa rating) or S&P (lower than a BBB rating); (ii) comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies"); or (iii) unrated, but deemed by the fund's portfolio managers to be of comparable quality to fixed income securities rated below investment grade by a Rating Agency.

III.  UBS PACE Alternative Strategies Investments

Trond Skramstad is no longer a member of the portfolio management team at Wellington Management Company, LLP ("Wellington Management") responsible for a portion of the fund's portfolio.

As a result of this change, the fund's prospectuses and SAI dated November 30, 2006 are hereby revised as follows:

All references to "Trond Skramstad" or "Mr. Skramstad" in the Multi-Class Prospectus, the Class P Prospectus and the SAI are hereby deleted in their entirety.